Exhibit 10.2.10

THE SYMBOL “[*]” DENOTES PLACES WHERE certain identified information has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential.

Confidential

TENTH AMENDMENT TO SUPPLY AGREEMENT

This Tenth Amendment to Supply Agreement (the “Tenth Amendment”) is effective as of January 10, 2025 (the “Tenth Amendment Date”) between Illumina, Inc., a Delaware corporation having a place of business at 5200 Illumina Way, San Diego, CA 92122 ("Illumina") and Natera, Inc., having a place of business at 13011 McCallen Pass Building A Suite 100. Austin, TX 78753 (“Customer”). Customer and Illumina may be referred to herein as “Party” or “Parties.”

WHEREAS, Illumina and Customer are Parties to a Supply Agreement having an Effective Date of August 16, 2013, and amended on September 18, 2014, September 23, 2015, June 8, 2016, January 3, 2019, December 18, 2019, May 8, 2020, October 7, 2021, December 31, 2023, and March 11, 2024 (collectively, the “Agreement”);

WHEREAS, Customer anticipates an increase in the spend on Certain Sequencing Consumables for its WGS-Based MRD Tests (each as defined below);

WHEREAS Illumina is willing to offer certain [ * ] to Customer for Certain Sequencing Consumables used for such WGS-Based MRD Tests, on the terms and conditions hereunder;

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Parties hereto agree to amend the Agreement as follows:

1	Amendments to Exhibits to the Agreement.
1.1	The definition of “Certain Sequencing Consumables” (added per the Seventh Amendment) is hereby replaced in its entity by the language below:

"Certain Sequencing Consumables" means those Consumables intended by lllumina to be used to perform a sequencing process on [ * ] instruments, and includes core consumables that are (i) commercialized by lllumina and (ii) intended by lllumina to be used to perform a sequencing process on any such system.  Certain Sequencing Consumables do not include products that were at the "end of life" or "end of sales" or were announced (before [ * ]) to customers as a planned "end of life" or "end of sale". The Certain Sequencing Consumables are limited to Products that are shipped to and used in [ * ]. The Certain Sequencing Consumables purchasable under this Agreement as of the Tenth Amendment Date are provided on Exhibit B-1, which will be updated from time to time to include any new or substitute Certain Sequencing Consumables and will be formally amended on an annual basis to reflect such updates.

1.2	The following definitions are hereby added to Exhibit B Definitions:

“Current WGS Product” means [ * ] (labeled as [ * ] as of the Tenth Amendment Date). [ * ] as of the Tenth Amendment Date), then the Parties will amend the definition of “Current WGS Product” to reflect [ * ].

Confidential

“Eligible Covered Consumables Spend” means the total of all amounts invoiced (excluding amounts paid for taxes and shipping, insurance, customs, and other transportation costs) by Illumina to Customer for the purchase of Certain Sequencing Consumables and shipped to [ * ]during the [ * ]period ending on either [ * ]or [ * ], as applicable, during the Term.

“MRD Test” means a molecular test designed and performed for clinical commercial purposes to detect the presence of minimal residual disease in managing the treatment of cancer patients.

“WGS or “Whole Genome Sequencing” means sequencing of the entire or substantially all deoxyribonucleic acid bases in the genome of a patient or a patient’s tumor to identify disease-causing genomic changes. The term includes any analysis, interpretation, and data report derived from such sequencing.

“WGS-Based MRD Test” means an MRD Test that uses WGS with [ * ]of (i) at least [ * ] for the purpose of determining minimal residual disease in such patient at future time points or (ii) subsequent to [ * ] indicating the presence of minimal residual disease in such patient.

1.3	The last paragraph of Section 3 after Table 5.B of Exhibit B is hereby deleted in its entirety and replaced with the following:

For the avoidance of doubt, Tables 5.A and 5.B above are considered volume-based discount schedules.

1.4	The following new paragraph is hereby added to Exhibit B of the Agreement after Table 6(b) and the definition of “Installed Instrument”:

[ * ]

1.5	The following provisions and table are hereby added at the end of Table 7 and, subject to the terms and conditions set forth herein shall apply to the Certain Sequencing Consumables used by Customer to perform WGS-Based MRD Tests:

TABLE 8 [ * ] WGS-Based MRD Tests. Subject to the terms and conditions set forth herein, Customer will be eligible to claim [ * ] for WGS-Based MRD Tests [ * ] during such [ * ] in accordance with the pricing/discount tiers set forth in Table 8. The applicable pricing/discount tiers will be determined on [ * ] during the Term based on the applicable Eligible Covered Consumables Spend for the applicable [ * ]. The total [ * ] for any [ * ] under Table 8 will be calculated based on [ * ] report of the [ * ] by Customer during such [ * ] and provided by Customer within [ * ] after [ * ] (as applicable). Each such [ * ] report shall be provided in writing and signed and certified by Customer’s authorized representative, and shall include the following: [ * ].

Each such [ * ] will be made available to Customer for purchases by Customer of Certain Sequencing Consumables for WGS-Based MRD Tests during the [ * ]. For clarity, any such [ * ] may not be applied to Consumables that are not used for WGS-Based MRD Tests. For purposes of calculating the [ * ] for any relevant period with a change in either [ * ] or [ * ], Illumina will use the [ * ]) to determine Customer’s [ * ] amount.

Table 8:

Confidential

Consumable Price / Discount Tier	Total Eligible Covered Consumables Spend*	Discount off [ * ] for Current WGS Product
Tier 1	[ * ]	[ * ]
Tier 2	[ * ]	[ * ]
Tier 3	[ * ]	[ * ]
Tier 4	[ * ]	[ * ]
Tier 5	[ * ]	[ * ]
Tier 6	[ * ]	[ * ]
Tier 7	[ * ]	[ * ]

*Total Eligible Covered Consumables Spend shall be equal to the number of Eligible Covered Consumables Spend in the relevant [ * ].

For example, if the Eligible Covered Consumables Spend in [ * ] is $[ * ], then the Total Eligible Covered Consumables Spend applicable to [ * ] would be $[ * ] (i.e., $[ * ]) and therefore, the Tier 3 pricing discount in the table above would apply to Current WGS Products ordered by Customer for performing WGS-Based MRD Tests , [ * ].

For illustrative purposes, the [ * ] for Current WGS Product after applying the respective discount [ * ] as of 2025 would be as follows:

Consumable Price / Discount Tier	Total Eligible Covered Consumables Spend	Current WGS Product [ * ] Price for 2025	[ * ] Price for Current WGS Product [ * ]**
Tier 1	[ * ]	[ * ]	[ * ]
Tier 2	[ * ]	[ * ]	[ * ]
Tier 3	[ * ]	[ * ]	[ * ]
Tier 4	[ * ]	[ * ]	[ * ]
Tier 5	[ * ]	[ * ]	[ * ]
Tier 6	[ * ]	[ * ]	[ * ]
Tier 7	[ * ]	[ * ]	[ * ]

** For illustrative purposes using [ * ] prices as of 2025 fully utilizing Current WGS Product on the [ * ] in accordance with 2025 specifications ([ * ]).

a)	If market conditions for MRD Tests materially change during the Term, either Party may initiate and the Parties will engage in good faith discussions regarding the discounting structure set forth herein.

2	Amendment to Section 2.
2.1	The last two sentences of Section 2.d of the Agreement are hereby deleted in their entirety.
3	Amendments to Section 7.
3.1	Section 7 subsection (c) is hereby deleted in its entity and restated as 7.c to appear as follows:

Confidential

“In the event lllumina is experiencing a supply shortage of the applicable Supplied Product (or components therein), lllumina will allocate the existing supply in an equitable manner among its customers based on expiring lots.”

3.2	Section 7 Subsection (h) is hereby deleted in its entirety and restated as 7.h to appear as follows:

“Development Agreement. Upon Customer’s request, Illumina and Customer shall enter into good faith negotiations for a separate development agreement containing commercially reasonable terms relating to the design or modification of any Supplied Product in a manner that optimizes interoperability with Customer’s tests, including, without limitation, capabilities, performance, speed, efficiency, cost, convenience, accuracy, specificity, precision, ease of use and user experience.”

3.3	Section 7 subsection (i) is hereby deleted in its entity and restated as 7.i to appear as follows:

“Supplied Product Obsolescence. (i) Illumina Hardware: Illumina shall not discontinue any Illumina Hardware Supplied Product without first providing Customer with a minimum of [ * ] prior notice of the last date on which Illumina will accept orders for such Illumina Hardware Supplied Product; provided, however, that Illumina will continue to offer support services for such discontinued Illumina Hardware Supplied Product for no less than [ * ] after the effective end-of-life date for such Illumina Hardware Supplied Product (wherein such end-of-life date will be communicated by Illumina in its standard course of business). (ii) Certain Sequencing Consumables: Illumina shall not discontinue any Certain Sequencing Consumables without first providing Customer with a minimum of [ * ] prior notice of the last date on which Illumina will accept orders for such Certain Sequencing Consumables (the “Discontinuation Notice”); provided, however, that if thereafter no later than the Forecast Due Date Customer provides Illumina with a [ * ] forecast detailing the quantity of such Certain Sequencing Consumables that Customer requires for the subsequent [ * ] and such Certain Sequencing Consumables are Covered Products, Customer will have the right to continue to purchase and receive such Certain Sequencing Consumables for [ * ] pursuant to the terms of this Agreement. Notwithstanding the foregoing and for clarity, so long as Customer continues to purchase a Certain Sequencing Consumable pursuant to the terms of this Agreement, Illumina represents, warrants and covenants that it will continue to make such Certain Sequencing Consumable available for purchase under this Agreement through at least [ * ].”

3.4	Except for subsections (j), (k), (l) of Section 7 of the Agreement (which shall remain in full force and effect), all additions to Section 7 of the Agreement made effective under the Seventh Amendment are hereby deleted in their entirety.
3.5	Section 7 subsection (r) is hereby deleted in its entity and restated as 7.f to appear as follows:

“f. [ * ] Project Discounts. For Consumables purchased by Customer for research and development testing and testing for clinical trials or other evidence generation purposes that satisfy the definition of a “[ * ] Project” as defined in Section 1 of the Agreement, Customer may receive up to [ * ]. The [ * ] Discount is separate and distinct from any discounts and tiered pricing provided in Exhibit B. [ * ].

4	Amendment to Section 14.

Confidential

4.1	Section 14.g of the Agreement is hereby deleted in its entirety.
5	Amendment to Section 20.
5.1	The last five sentences of Section 20.p of the Agreement are hereby deleted in their entirety.
6	Addition of a New Exhibit. Exhibit B-1, as set forth on Attachment 1, is hereby added to the Agreement as Exhibit B-1.
7	Entire Agreement. Except as expressly stated herein, this Tenth Amendment does not alter any term or condition of the Agreement. This Tenth Amendment represents the entire agreement between the Parties regarding the subject matter hereof and supersedes all prior discussions, communications, agreements, and understandings of any kind and nature between the Parties regarding the subject matter hereof.
8	Reference to Agreement. On and after the Tenth Amendment Date, each reference in the Agreement to "this Agreement", "hereunder", or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified by this Tenth Amendment.
9	Governing Law. This Tenth Amendment and performance by the Parties hereunder shall be construed in accordance with the laws of the State of California, U.S.A., without regard to provisions on the conflicts of laws.
10	Counterparts. This Tenth Amendment may be executed in one or more counterparts, and each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

(Signature page follows)

Confidential

IN WITNESS WHEREOF, the Parties hereto acknowledge and agree to the terms and conditions of this Tenth Amendment and have caused this Agreement to be executed by their respective duly authorized representatives to be effective as of the Tenth Amendment Date.

Natera, Inc.:Illumina, Inc.:

By: /s/ John Fesko By: /s/ Everett Cunningham _

Name: John FeskoName: Everett Cunningham

Title: President & Chief Business OfficerTitle: Sr VP & Chief Commercial Officer

Confidential

Attachment 1

Exhibit B-1

Certain Sequencing Consumables as of Tenth Amendment Date

Any new and/or substitute Certain Sequencing Consumables [ * ] the table below and this Exhibit B-1 [ * ].

Product Code	Product Name
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

Confidential

[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]